                                                                 EXHIBIT 10.8(a)


            FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

         This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of August 26, 2003 (this "Amendment"), is made by and among W-H ENERGY SERVICES, INC., a Texas corporation (the "Borrower"), the various financial institutions (collectively, the "Lenders") parties to the Credit Agreement (defined below) which are parties hereto, CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands branch ("CSFB"), as syndication agent, sole lead arranger and sole book running manager (collectively the "Syndication Agent") for the Lenders under the Credit Agreement, BANK ONE, NA, as documentation agent for the Lenders under the Credit Agreement (in such capacity, the "Documentation Agent"), and WELLS FARGO BANK TEXAS, N.A., as the administrative agent for the Lenders under the Credit Agreement (in such capacity, the "Administrative Agent").

                                   WITNESSETH:

         WHEREAS, the Borrower, the Lenders, the Syndication Agent, the Administrative Agent and the Documentation Agent have heretofore entered into the Amended and Restated Credit Agreement, dated as of May 31, 2001 (as amended, amended and restated, supplemented, or otherwise modified from time to time prior to the date hereof, the "Credit Agreement");

         WHEREAS, the Borrower has requested the Lenders amend certain provisions of the Credit Agreement and extend additional Commitments to make Term Loans in an amount not to exceed $70,000,000 (the "Term C Loans"); and

         WHEREAS, the parties hereto are willing to consent to such amendments and certain Lenders are willing to extend Commitments to make Term C Loans on the terms and subject to the conditions of this Amendment (the Credit Agreement, as amended pursuant to the terms of this Amendment, being referred to as the "Amended Credit Agreement");

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

         Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in the Credit Agreement shall have such meanings when used in this Amendment.

                                   ARTICLE II

                     CONSENT; AMENDMENTS TO CREDIT AGREEMENT

         Subject to the conditions and on the terms set forth herein (including satisfaction or waiver of the conditions set forth in Article III), and in reliance on the representations and warranties of the Borrower contained herein,
(i) notwithstanding the application provisions of clause (b) of Section 3.1.2 of the Credit Agreement, each of the requisite Lenders hereby consents to and otherwise ratifies, approves and confirms in each and every respect the Borrower's use of a portion of the proceeds from the issuance of the Term C Loans to make a voluntary prepayment on the First Amendment Effective Date (defined below) of outstanding Term A Loans in an aggregate amount of up to $11,000,000, in direct order of maturity on a pro rata basis as among the Lenders holding Term A Loans and (ii) the parties hereto agree that the Credit Agreement is hereby amended, as of the date hereof, in accordance with this
Article II; except as so consented to and amended, the Credit Agreement shall continue in full force and effect.

         SECTION 2.1. Amendments to Section 1.1.

         SECTION 2.1.1. Addition of Certain Definitions to Section 1.1. Section
1.1 of the Credit Agreement is hereby amended by inserting the following definitions in such Section in the appropriate alphabetical sequence:

                  "First Amendment" means the First Amendment to Amended and Restated Credit Agreement, dated as of August 26, 2003, by and among the Borrower, the Agents and the Lenders party thereto.

                  "First Amendment Effective Date" is defined in Article III of the First Amendment.

                  "Term C Loan" is defined in Section 2.1.1(e).

                  "Term C Loan Commitment" is defined in Section 2.1.1(e).

                  "Term C Loan Commitment Amount" means $70,000,000.

                  "Term C Loan Commitment Termination Date" means the earliest of:

                           (a) August 26, 2003 (if the Term C Loans have not
                  been made on or prior to such date);

                           (b) the First Amendment Effective Date (immediately
                  after the making of the Term C Loans on such date); and

                           (c) the date on which any Commitment Termination
                  Event occurs.

                  "Term C Note" means a promissory note of the Borrower payable to any Lender, in the form of Exhibit B-3 hereto with respect to any such note issued on or subsequent to the First Amendment Effective Date (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from its outstanding Term C Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

         SECTION 2.1.2. Amendment to Definition of "Applicable Margin". The definition of "Applicable Margin" is hereby amended by relettering clause (b) thereof as a new clause (c) and inserting the following new clause (b) in substitution therefor:

                  "(b) with respect to the unpaid principal amount of each Term C Loan maintained as (i) a Base Rate Loan, 2.00% per annum and (ii) a LIBO Rate Loan, 3.00% per annum; and".

         SECTION 2.1.3. Amendment and Restatement of Certain Definitions Set Forth in Section 1.1. Each of the following definitions of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "Borrower Security Agreement" means the Amended and Restated Security Agreement executed and delivered by an Authorized Officer of the Borrower pursuant to Section 3.7 of the First Amendment, amending and restating the Borrower Security Agreement delivered pursuant to
         Section 5.1.9 of the Existing Credit Agreement, together with any supplements thereto delivered pursuant to the terms of this Agreement, in each case as amended, supplemented, amended and restated or otherwise modified from time to time.

                  "Commitment" means, as the context may require, (a) a Lender's Term C Loan Commitment, Revolving Loan Commitment or Letter of Credit Commitment or (b) the Swing Line Lender's Swing Line Loan Commitment.

                  "Commitment Amount" means, as the context may require, the Term C Loan Commitment Amount, the Revolving Loan Commitment Amount, the Letter of Credit Commitment Amount or the Swing Line Loan Commitment Amount.

                  "Commitment Termination Date" means, as the context may require, the Revolving Loan Commitment Termination Date or the Term C Loan Commitment Termination Date.

                  "Loan" means, as the context may require, a Revolving Loan, a Term Loan or a Swing Line Loan of any type.

                  "Note" means, as the context may require, a Revolving Note, a Term A Note, a Term B Note, a Term C Note or a Swing Line Note, or a corresponding recordation on the Register.

                  "Percentage" means, relative to any Lender with respect to any Loans, the applicable percentage relating thereto set forth opposite such Lender's name on Schedule II hereto; provided, however, that, in each case, "Percentage" shall also include, relative to any Lender, the applicable percentage relating to Revolving Loans, Term A Loans, Term B Loans or Term C Loans, as the case may be, as set forth in the Lender Assignment Agreement pursuant to which such Lender became a Lender hereunder, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreement(s) executed by such Lender and its Assignee Lender(s) and delivered pursuant to Section 10.11 or (in the case of Revolving Loans, Term A Loans or Term B Loans) pursuant to Section 2.2.2. A Lender shall not have any Commitment to make Revolving Loans, Term A Loans, Term B Loans or Term C Loans if its Percentage under the respective column heading is zero.

                  "Stated Maturity Date" means

                       (a)  in the case of any Revolving Loan, October 16, 2005;

                       (b)  in the case of any Term A Loan, October 16, 2005;

                       (c)  in the case of any Term B Loan, April 16, 2007; and

                       (d)  in the case of any Term C Loan, April 16, 2007.

                  "Subsidiary Security Agreement" means the Amended and Restated Security Agreement executed and delivered by an Authorized Officer of each Subsidiary Guarantor pursuant to Section 3.7 of the First Amendment, amending and restating the Subsidiary Security Agreement delivered pursuant to Section 5.1.9 of the Existing Credit Agreement, together with any supplements thereto delivered pursuant to the terms of this Agreement, in each case as amended, supplemented, amended and restated or otherwise modified from time to time.

                  "Term Loans" means, collectively, the Term A Loans, the Term B Loans and the Term C Loans.

                  "Tranche" means, as the context may require, the Term A Loans, the Term B Loans, the Term C Loans, the Revolving Loans or the Swing Line Loans.

         SECTION 2.2. Amendments to Section 2.1.1. Section 2.1.1 of the Credit Agreement is hereby amended by inserting a new clause (e) to read as follows:

                  "(e) In a single Borrowing occurring on the First Amendment Effective Date, each Lender that has a Term C Loan Commitment will make a loan (relative to such Lender, its "Term C Loan") to the Borrower in an amount equal to such Lender's Percentage of the aggregate amount of the Borrowing of Loans requested by the Borrower to be made on such day (with the commitment of each such Lender described in this clause (e) herein referred to as its "Term C Loan Commitment").".

         SECTION 2.3. Amendments to Section 2.1.4. Section 2.1.4 of the Credit Agreement is hereby amended by (i) replacing "; or" at the end of clause (c) thereof with ";", (ii) replacing "." at the end of clause (d) thereof with "; or" and (iii) inserting a new clause (e) to read as follows:

                  "(e) any Term C Loan pursuant to any Term C Loan Commitment if, after giving effect thereto, the aggregate original principal amount of all Term C Loans of such Lender made pursuant to such Term C Loan Commitment would exceed such Lender's Percentage of the Term C Loan Commitment Amount.".

         SECTION 2.4. Amendments to Section 2.2.2. Section 2.2.2 of the Credit Agreement is hereby amended by (i) replacing "$15,000,000" with "$30,000,000" in each of the two instances in which it occurs therein and (ii) inserting the following proviso at the end of the first sentence thereof:

         "; provided, further, however, that the parties hereto acknowledge that on January 17, 2003, $10,000,000 in additional Revolving Loan Commitments were accepted in accordance with this Section, and on March 6, 2003, $5,000,000 in Additional Term B Loan Commitments were accepted in accordance with this Section.".

         SECTION 2.5. Amendments to Section 3.1.1.

         SECTION 2.5.1. Clause (a) of Section 3.1.1 of the Credit Agreement is hereby amended by amending and restating clause (i) thereof to read in its entirety as follows:

                  "(i)(x) any such prepayment of Term A Loans, Term B Loans or Term C Loans shall be made pro rata among Term A Loans, Term B Loans or Term C Loans, as applicable, of the same type and, if applicable, having the same Interest Period of all Lenders that have made such Term A Loans, Term B Loans or Term C Loans and (y) any such prepayment of Revolving Loans shall be made pro rata among the Revolving Loans of the same type and, if applicable, having the same Interest Period of all Lenders that have made such Revolving Loans;".

         SECTION 2.5.2. Clause (d) of Section 3.1.1 of the Credit Agreement is hereby amended by replacing "$1,000,000" with "$5,000,000" therein.

         SECTION 2.5.3. Clause (e) of Section 3.1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "(e) shall, on the Stated Maturity Date and on each Quarterly Payment Date, make a scheduled repayment of the aggregate outstanding principal amount, if any, of all Term A Loans, Term B Loans and Term C Loans in an amount equal to the applicable percentage of such principal amount as provided in the applicable table set forth in Annex I to this Agreement (as such principal amounts may have otherwise been reduced pursuant to this Agreement);".

         SECTION 2.6. Amendment to Section 3.1.2. Clause (b) of Section 3.1.2 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "(b) Each voluntary prepayment of Term Loans and each prepayment of Term Loans made pursuant to clauses (b), (c) and (d) of
         Section 3.1.1 shall be applied (i) first, on a pro rata basis, to the outstanding principal amount of all Term Loans and the remaining Term Loan amortization payments required pursuant to clause (e) of Section 3.1.1, until all such Term Loans have been paid in full; provided, however, that if the Borrower at any time elects in writing, in its sole discretion, to permit any Lender that has Term B Loans or Term C Loans to decline to have such Loans prepaid, then any Lender having Term B Loans or Term C Loans outstanding may, by delivering a notice to the Agents at least one Business Day prior to the date that such prepayment is to be made, decline to have such Loans prepaid with the amounts set forth above, in which case 100% of the amounts that would have been applied to a prepayment of such Lender's Term B Loans or Term C Loans, as the case may be, shall instead be applied to a prepayment of the Term A Loans (until paid in full); and (ii) second, once all Term Loans have been repaid in full, all prepayments of Loans made pursuant to clauses (b), (c) and (d) of Section 3.1.1 shall be applied to the repayment of any outstanding Revolving Loans without a corresponding reduction of the Revolving Loan Commitment Amount.

         SECTION 2.7. Amendment to Section 7.1.7. Clause (a) of Section 7.1.7 of the Credit Agreement is hereby amended by replacing "$5,000,000" with "$10,000,000" therein.

         SECTION 2.8. Amendments to Section 7.1.8. Clauses (a) and (b) of
Section 7.1.8 of the Credit Agreement are hereby amended by replacing "$5,000,000" with "$10,000,000" in each instance in which it occurs therein.

         SECTION 2.9. Amendment to Section 7.2.6. Section 7.2.6 of the Credit Agreement is hereby amended by inserting the following proviso at the end of subclause (b)(i) thereof:

         "provided, however, that the Borrower shall be permitted to redeem, repurchase, prepay and/or defease up to $4,500,000 of the principal amount of the CTS Convertible Subordinated Debt on the First Amendment Effective Date with the proceeds of the Borrowing of Term C Loans;".

         SECTION 2.10. Amendment to Section 7.2.7. Section 7.2.7 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "SECTION 7.2.7. Capital Expenditures, etc. The Borrower will not, and will not permit any of its Subsidiaries to, make or commit to make Capital Expenditures in any period set forth below, except Capital Expenditures which do not aggregate in excess of the amount set forth below opposite such period:


                                  Period                            Amount
                                  ------                            ------
                  Closing Date through and including             $ 15,000,000
                       December 31, 2000
                  Each Fiscal Year ending December 31,           $ 60,000,000
                       2001 and December 31, 2002
                  Fiscal Year ending                             $ 65,000,000;
                       December 31, 2003 and each
                       Fiscal Year thereafter

         provided, however, that to the extent the amount of Capital Expenditures permitted to be made in any period pursuant to this Section exceeds the aggregate amount of Capital Expenditures actually made during such period, up to 100% of such excess amount may be carried forward to (but only to) the next succeeding period (any such amount to be certified by the Borrower to the Agents in the Compliance Certificate delivered for the last Fiscal Quarter of such period, and any such amount carried forward to a succeeding period shall be deemed to be used after the Borrower and its Subsidiaries using the amount of Capital Expenditures permitted by this Section without giving effect to such carry-forward).".

         SECTION 2.11. Amendment to Annex I. Annex I of the Credit Agreement is hereby amended to insert the following at the end thereof:

                               THE TERM C FACILITY

                                                Scheduled Principal
Quarterly Payment Date                          Repayment Percentage
----------------------                          --------------------
September 30, 2003                                     0.25%
December 31, 2003                                      0.25%
March 31, 2004                                         0.25%
June 30, 2004                                          0.25%
September 30, 2004                                     0.25%
December 31, 2004                                      0.25%
March 31, 2005                                         0.25%
June 30, 2005                                          0.25%
September 30, 2005                                     0.25%
December 31, 2005                                      0.25%
March 31, 2006                                         0.25%
June 30, 2006                                          0.25%
September 30, 2006                                     0.25%
December 31, 2006                                      0.25%
Stated Maturity Date                                  96.50%
                                                      ------
Total                                                   100%".

         SECTION 2.12. Amendment to Schedule II. Part B of Schedule II to the Credit Agreement is hereby amended and restated in its entirety by substituting Annex II hereto in lieu thereof.

         SECTION 2.13. Amendment to Exhibits. The Credit Agreement is hereby amended by (i) inserting a new Exhibit B-3 thereto in the form attached hereto as Annex III, (ii) amending and restating Exhibit M-1 thereto and replacing it with a new Exhibit M-1 attached hereto as Annex IV and (iii) amending and restating Exhibit M-2 thereto and replacing it with a new Exhibit M-2 attached hereto as Annex V.

                                  ARTICLE III

                              CONDITIONS PRECEDENT

         This Amendment shall become effective, as of the date hereof, upon satisfaction or waiver of each of the conditions precedent set forth in this
Article III (the first date as of which
each such condition has been satisfied being herein called the "First Amendment Effective Date").

         SECTION 3.1. Counterparts. The Agents shall have received counterparts hereof executed on behalf of the Borrower, the Administrative Agent, each Lender making Term C Loans and each of the Lenders holding at least 51% of the aggregate outstanding Term A Loans, the Lenders holding at least 51% of the aggregate outstanding Term B Loans and the Lenders holding at least 51% of the Revolving Loan Commitments.

         SECTION 3.2. Affirmation and Acknowledgment. The Agents shall have received, with counterparts for each Lender, a duly executed copy of the Affirmation and Acknowledgment to this Amendment, substantially in the form of Annex I hereto and dated the First Amendment Effective Date, duly executed and delivered by each of the Obligors other than the Borrower (the "Affirmation and Acknowledgement").

         SECTION 3.3. Resolutions, etc. The Agents shall have received from each Obligor, a certificate, dated the First Amendment Effective Date, of its Secretary, Assistant Secretary, general partner or managing member, as applicable, as to (i) resolutions of its Board of Directors or other governing body then in full force and effect authorizing the execution, delivery and performance of this Amendment and each other Loan Document to be executed by it;
(ii) the incumbency and signatures of those of its officers or other persons authorized to act with respect to this Amendment and each other Loan Document executed by it; and (iii) its Organic Documents (or a certification that the Organic Documents delivered on the Amendment Effective Date remain in full force and effect and have not been modified or terminated since such date), upon which certificate each Lender may conclusively rely until it shall have received a further certificate of the Secretary or equivalent Authorized Officer of such Obligor canceling or amending such prior certificate.

         SECTION 3.4. Credit Extension Request. The Agents shall have received a Borrowing Request for the Credit Extension with respect to the Term C Loans to be borrowed on the First Amendment Effective Date. The delivery of a Borrowing Request and the acceptance by the Borrower of the proceeds of the Borrowing shall constitute a representation and warranty by the Borrower that on the date of such Borrowing (both immediately before and after giving effect to such Borrowing and the application of the proceeds thereof), the statements made in
Section 5.2.1 of the Credit Agreement are true and correct.

         SECTION 3.5. Delivery of Notes. The Administrative Agent shall have received, for the account of each Lender that has submitted, at least two Business Days prior to the First Amendment Effective Date, a written request pursuant to Section 2.7 of the Credit Agreement, its Term C Notes with respect to the Term C Loans duly executed and delivered by the Borrower.

         SECTION 3.6. First Amendment Effective Date Certificate. The Agents shall have received, with counterparts for each Lender, a certificate dated as of the First Amendment Effective Date substantially in the form of Annex VI hereto (the "First Amendment Effective Date Certificate"), duly executed and delivered by the chief executive, financial or accounting (or equivalent) Authorized Officer of the Borrower, as the case may be, in which certificate such

Person shall agree and acknowledge that the statements made therein shall be deemed to be true and correct representations and warranties of such Person made as of such date under this Amendment, and, at the time such certificate is delivered, such statements shall in fact be true and correct in all material respects.

         SECTION 3.7. Amended and Restated Security Agreements. The Agents shall have received executed counterparts of

                  (a) the Amended and Restated Borrower Security Agreement, dated as of the First Amendment Effective Date, duly executed by an Authorized Officer of the Borrower, substantially in the form of Annex IV hereto, together with any revised schedules and financing statements (including UCC-1 "in lieu" financing statements) to be delivered in connection therewith; and

                  (b) the Amended and Restated Subsidiary Security Agreement, dated as of the First Amendment Effective Date, duly executed by each of the Subsidiary Guarantors, substantially in the form of Annex V hereto, together with any revised schedules and financing statements (including UCC-1 "in lieu" financing statements) to be delivered in connection therewith.

         SECTION 3.8. Opinion of Counsel. The Agents shall have received an opinion, dated the First Amendment Effective Date and addressed to the Agents and all Lenders, from Vinson & Elkins L.L.P., counsel to the Obligors.

         SECTION 3.9. Ratings. The Borrower shall have obtained credit ratings with respect to its senior secured debt from each of Moody's and S&P (or another private ratings agency acceptable to CSFB).

         SECTION 3.10. Amendment Fee. The Agents shall have received, for the account of each Lender signatory hereto on or prior to August 20, 2003 (the "Fee Calculation Date"), a non-refundable amendment fee equal to 0.10% of each such Lender's Percentage of the Term A Loans, Term B Loans and Revolving Loan Commitment as of the Fee Calculation Date.

         SECTION 3.11. Costs and Expenses. The Agents shall have received, for the account of each Lender signatory hereto on or prior to the Fee Calculation Date, all other fees, costs and expenses due and payable pursuant to Section
10.3 of the Credit Agreement, if then invoiced. Each Agent shall have received for its own respective account all fees, costs and expenses due and payable as of the First Amendment Effective Date (including pursuant to Section 10.3 of the Credit Agreement and as otherwise agreed).

         SECTION 3.12. Satisfactory Legal Form. All documents executed or submitted pursuant hereto by or on behalf of the Borrower or any of its Subsidiaries or any other Obligors shall be reasonably satisfactory in form and substance to the Agents and their counsel; the Agents and their counsel shall have received all information, approvals, opinions, documents or instruments as the Agents or their counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         SECTION 4.1. Representations and Warranties. In order to induce the Lenders to consent to the amendments contained herein and the Agents to enter into this Amendment, the Borrower hereby represents and warrants that the representations and warranties contained in Article VI of the Credit Agreement are true and correct, as of the date hereof and as of the First Amendment Effective Date, in all material respects with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and additionally represents and warrants unto each Agent and each Lender as set forth in this Article IV.

         SECTION 4.2. Validity, etc. This Amendment constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and by principles of equity).

         SECTION 4.3. No Default. After giving effect to this Amendment and the Borrowing of the Term C Loans, no Default has occurred and is continuing as of the First Amendment Effective Date.

         SECTION 4.4. Solvency. The incurrence by the Borrower of the Term C Loans made on the First Amendment Effective Date, the execution and delivery of the Affirmation and Acknowledgement by the Obligors other than the Borrower, and the application of the proceeds of such Credit Extensions will not involve or result in any fraudulent transfer or fraudulent conveyance under the provisions of Section 548 of the Bankruptcy Code (11 U.S.C. Section 101 et seq., as from time to time hereafter amended, and any successor or similar statute) or any applicable state law respecting fraudulent transfers or fraudulent conveyances. On the First Amendment Effective Date, after giving effect to the Term C Loans made on such date and all transactions related thereto, the Borrower and each Subsidiary Guarantor is Solvent.

                                   ARTICLE V

                            MISCELLANEOUS PROVISIONS

         SECTION 5.1. Ratification of and References to the Credit Agreement. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Amended Credit Agreement is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Amended Credit Agreement.

         SECTION 5.2. Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

         SECTION 5.3. Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. A counterpart hereof executed and delivered by facsimile shall be effective as an original.

         SECTION 5.4. Payment of Costs and Expenses. The Borrower hereby agrees to pay on demand all expenses of each of the Agents (including the reasonable fees and out of pocket expenses of counsel to the Agents and of local counsel, if any, who may be retained by counsel to the Agents) in connection with the negotiation, preparation, execution and delivery of this Amendment and related documents, including all fees and disbursements of counsel to such Agent.

         SECTION 5.5. Governing Law; Entire Agreement. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Amendment and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

         IN WITNESS WHEREOF, the signatories hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                          W-H ENERGY SERVICES, INC.


                                          By: /s/ Jeffrey L. Tepera
                                             -----------------------------------
                                          Name: Jeffrey L. Tepera
                                          Title: Vice President and Chief
                                                 Financial Officer



                                          CREDIT SUISSE FIRST BOSTON (acting
                                          through its Cayman Islands branch),
                                          as Syndication Agent and as Lender


                                          By: /s/ Thomas L. Newberry
                                             -----------------------------------
                                          Name: Thomas L. Newberry
                                          Title: Managing Director


                                          By: /s/ Denise L. Alvarez
                                             -----------------------------------
                                          Name: Denise L. Alvarez
                                          Title: Associate



                                          BANK ONE, NA (main office Chicago),
                                          as Documentation Agent and as Lender


                                          By: /s/ J. Charles Freel, Jr.
                                             -----------------------------------
                                          Name: J. Charles Freel, Jr.
                                          Title: Director, Capital Markets



                                          WELLS FARGO BANK TEXAS, N.A.,
                                          as Administrative Agent, as Issuer
                                          and as Lender


                                          By: /s/ Eric R. Hollingsworth
                                             -----------------------------------
                                          Name: Eric R. Hollingsworth
                                          Title: Vice President

                                          SOUTHWEST BANK OF TEXAS, N.A.


                                          By: /s/ Ross Bartley
                                             -----------------------------------
                                          Name: Ross Bartley
                                          Title: Assistant Vice President



                                          LANDMARK CDO LIMITED
                                          By: Aladdin Capital Management LLC
                                              As Manager


                                          By: /s/ Joseph Moroney, CFA
                                             -----------------------------------
                                          Name: Joseph Moroney, CFA
                                          Title: Authorized Signatory



                                          LANDMARK II CDO LIMITED

                                          By: Aladdin Capital Management LLC
                                              As Manager


                                          By: /s/ Joseph Moroney, CFA
                                             ----------------------------------
                                          Name: Joseph Moroney, CFA
                                          Title: Authorized Signatory



                                          Centurion CDO II, Ltd
                                          By: American Express Asset Management
                                              Group, Inc. As Collateral Manager


                                          By: /s/ Leanne Stavrakis
                                             ----------------------------------
                                          Name: Leanne Stavrakis
                                          Title: Director - Operations

                                           Centurion CDO III, Ltd
                                           By: American Express Asset Management
                                               Group, Inc.
                                               As Collateral Manager


                                           By: /s/ Leanne Stavrakis
                                              ----------------------------------
                                           Name: Leanne Stavrakis
                                           Title: Director - Operations



                                           Centurion CDO VI, Ltd
                                           By: American Express Asset Management
                                               Group, Inc.
                                               As Collateral Manager


                                           By: /s/ Leanne Stavrakis
                                              ----------------------------------
                                           Name: Leanne Stavrakis
                                           Title: Director - Operations



                                           KZH CYPRESSTREE-1 LLC


                                           By: /s/ Dorian Herrera
                                              ----------------------------------
                                           Name: DORIAN HERRERA
                                           Title: AUTHORIZED AGENT



                                           KZH STERLING LLC


                                           By: /s/ Dorian Herrera
                                              ----------------------------------
                                           Name: DORIAN HERRERA
                                           Title: AUTHORIZED AGENT

                                           Sequils - Centurion V, Ltd.
                                           By: American Express Asset Management
                                               Group, Inc.
                                               As Collateral Manager


                                           By: /s/ Leanne Stavrakis
                                              ----------------------------------
                                           Name: Leanne Stavrakis
                                           Title: Director - Operations



                                           The Foothill Group, Inc.


                                           By: /s/ Dennis R. Ascher
                                              ----------------------------------
                                           Name: Dennis R. Ascher
                                           Title: S.V.P.



                                           Blue Square Funding Series 3
                                           Deutsche Bank Trust Co. Americas
                                           FKA Bankers Trust Co.


                                           By: /s/ Stephen Hessler
                                              ----------------------------------
                                           Name: Stephen Hessler
                                           Title: Vice President



                                           ELF Funding Trust I
                                           By: Highland Capital Management, L.P.
                                               As Capital Manager


                                           By: /s/ Mark Okada
                                              ----------------------------------
                                           Name: Mark Okada
                                           Title: Chief Investment Officer
                                                  Highland Capital Management,
                                                  L.P.

                                           EMERALD ORCHARD LIMITED


                                           By: /s/ Gwen Zirkle
                                              ----------------------------------
                                           Name: GWEN ZIRKLE
                                           Title: ATTORNEY IN FACT



                                           Highland Legacy Limited (IV)
                                           By: Highland Capital Management, L.P.
                                               As Collateral Manager


                                           By: /s/ Mark Okada
                                              ----------------------------------
                                           Name: Mark Okada
                                           Title: Chief Investment Officer
                                                  Highland Capital Management,
                                                  L.P.



                                           KZH HIGHLAND-2 LLC


                                           By: /s/ Dorian Herrera
                                              ----------------------------------
                                           Name: DORIAN HERRERA
                                           Title: AUTHORIZED AGENT



                                           SRV-HIGHLAND, INC.


                                           By: /s/  Diana M. Himes
                                              ----------------------------------
                                           Name: DIANA M. HIMES
                                           Title: ASSISTANT VICE PRESIDENT

                                           KZH ING-2 LLC


                                           By: /s/ Dorian Herrera
                                              ----------------------------------
                                           Name: DORIAN HERRERA
                                           Title: AUTHORIZED AGENT



                                           MASTER SENIOR FLOATING RATE TRUST


                                           By: /s/ Omar Jama
                                              ----------------------------------
                                           Name: Omar Jama
                                           Title: Authorized Signatory



                                           MERRILL LYNCH GLOBAL INVESTMENT
                                           SERIES:
                                           INCOME STRATEGIES PORTFOLIO
                                           By: Merrill Lynch Investment
                                               Managers, L.P.
                                               As Investment Advisor


                                           By: /s/ Omar Jama
                                              ----------------------------------
                                           Name: Omar Jama
                                           Title: Authorized Signatory



                                           SENIOR HIGH INCOME PORTFOLIO, INC.


                                           By: /s/ Omar Jama
                                              ----------------------------------
                                           Name: Omar Jama
                                           Title: Authorized Signatory

                                           NATEXIS BANQUES POLULAIRES


                                           By: /s/ Timothy Polvado
                                              ----------------------------------
                                           Name: Timothy Polvado
                                           Title: Vice President / Manager


                                           By: /s/ Donovan C. Broussard
                                              ----------------------------------
                                           Name: Donovan C. Broussard
                                           Title: Vice President / Manager



                                           ING Prime Rate Trust
                                           By: Aeltus Investment Management,
                                               Inc.
                                               as its investment manager


                                           By: /s/ Charles E. LeMieux
                                              ----------------------------------
                                           Name: CHARLES E. LeMIEUX, CFA
                                           Title: VICE PRESIDENT



                                           ING Senior Income Fund
                                           By: Aeltus Investment Management,
                                               Inc.
                                               as its investment manager


                                           By: /s/ Charles E. LeMieux
                                              ----------------------------------
                                           Name: CHARLES E. LeMIEUX, CFA
                                           Title: VICE PRESIDENT



                                           ML CLO XX PILGRIM AMERICA
                                           (CAYMAN) LTD.
                                           By: ING Investments, LLC
                                               As its investment manager


                                           By: /s/ Charles E. LeMieux
                                              ----------------------------------
                                           Name: CHARLES E. LeMIEUX, CFA
                                           Title: VICE PRESIDENT